SIGNIFICANT EVENTS	12 Months Ended
Dec. 31, 2025
SIGNIFICANT EVENTS
SIGNIFICANT EVENTS

NOTE 35 – SIGNIFICANT EVENTS

Zelestra Corporación S.A.U.

On December 5, 2025, Promigas S.A. E.S.P., a subsidiary of Corficolombiana, entered into an agreement with Zelestra Corporación S.A.U. to acquire 100% of the shares of the companies that own a regional renewable energy generation platform with a presence in Colombia, Chile, and Peru.

The platform includes a portfolio of projects with a contracted capacity of 1.4 gigawatts, as well as an additional portfolio of projects in various stages of development exceeding 2.1 gigawatts of potential installed capacity.

The closing of this transaction is subject to completing the required procedures before the competition authorities of Colombia and Peru, and to the fulfillment of customary conditions precedent for this type of transaction, which are expected to be obtained in the coming months.

Banco Itaú Colombia S.A. and Banco Itaú Panamá

On December 22, 2025, Banco de Bogotá S.A. and Banco de Bogotá (Panamá) S.A. entered into a commercial offer with Banco Itaú Colombia S.A. and Banco Itaú Panamá, with the purpose of executing the transfer of certain assets, liabilities, and contracts of the offering entities. With the acquisition of Itaú’s retail banking business, approximately 277,000 clients would be transferred. The consummation and closing of this transaction are subject to prior approval by the Colombian Superintendency of Finance and to the fulfillment of other customary conditions precedent for this type of transaction.